Execution Copy
                                                                  --------------

     STOCKHOLDERS AGREEMENT, dated as of October 31, 2003 (this "Agreement"), between Teva Pharmaceutical Industries Limited, an Israeli corporation ("Parent"), and the parties listed on Schedule A attached hereto (the "Stockholders").

     WHEREAS, Parent, Silicon Acquisition Sub, Inc., a Delaware corporation and a wholly owned direct or indirect subsidiary of Parent ("Merger Sub"), and Sicor Inc., a Delaware corporation (the "Company"), propose to enter into an Agreement and Plan of Merger dated as of the date of this Agreement (as the same may be amended or supplemented, the "Merger Agreement"; terms used but not defined herein shall have the meanings set forth in the Merger Agreement) providing for the merger of Merger Sub with and into the Company (the "Merger") upon the terms and subject to the conditions set forth in the Merger Agreement;

     WHEREAS, each Stockholder owns (of record and beneficially) the number of shares of Songbird Common Stock, par value $0.01 per share, set forth opposite such Stockholder's name on Schedule A hereto (such shares of Songbird Common Stock being referred to herein as the "Original Shares"; the Original Shares, together with any other shares of Songbird Common Stock, other capital stock of the Company or other voting securities of the Company beneficially owned as of the date hereof as reflected in Schedule A or acquired (of record or beneficially) by such Stockholder after the date of this Agreement and during the term of this Agreement (including through the exercise of any warrants, stock options or similar instruments), being collectively referred to herein as the "Subject Shares"); and

     WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Parent has required that the Stockholders enter into this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth herein and in the Merger Agreement, the parties hereto agree as follows:

     SECTION 1. Representations and Warranties of the Stockholders. Each Stockholder hereby severally represents and warrants to Parent as follows:

     (a) Authority; Execution and Delivery; Enforceability.

     (i) If such Stockholder is other than a natural person, such Stockholder
(x) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and (y) has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by such Stockholder and the consummation by such Stockholder of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of such Stockholder and no other corporate proceedings on the part of such Stockholder are necessary to authorize this Agreement or to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement and compliance with the provisions of this Agreement do not and will not conflict with, or result in any violation or breach of, any certificate of incorporation or by-laws, partnership agreement or limited liability company agreement (or similar organizational documents) of such Stockholder.

     (ii) If such Stockholder is a natural person, such Stockholder has all power and authority to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement.

     (iii) This Agreement has been duly executed and delivered by such Stockholder and constitutes a valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement and compliance with the provisions of this Agreement do not and will not conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien in or upon any of the properties or assets of such Stockholder under, or give rise to any increased, additional, accelerated or guaranteed rights or entitlements under, any provision of (i) any material Contract to which such Stockholder is a party or any of the Subject Shares are subject or (ii) subject to the governmental filings and other matters referred to in the following sentence, any (A) Law or
(B) Judgment, in each case, applicable to such Stockholder or the Subject Shares, other than, in the case of the foregoing clauses (i) and (ii), any such conflicts, violations, breaches, defaults, rights, losses, Liens or entitlements, that, individually or in the aggregate, would not reasonably be expected to impair the ability of such Stockholder to perform its obligations under this Agreement or prevent or materially impede or delay the consummation of any of the transactions contemplated by this Agreement. No consent of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to such Stockholder in connection with the execution and delivery of this Agreement by such Stockholder or the consummation by such Stockholder of the transactions contemplated by this Agreement or the compliance by such Stockholder with the provisions of this Agreement, except for (1) filings under the HSR Act and any other applicable competition, merger control, antitrust or similar law, (2) filings with the SEC of such reports under the Exchange Act as may be required in connection with this Agreement and (3) such other items and consents the failure of which to be obtained or made, individually or in the aggregate, would not reasonably be expected to impair the ability of such Stockholder to perform its obligations under this Agreement or prevent or materially impede or delay the consummation of any of the transactions contemplated by this Agreement.

     (b) The Subject Shares. Such Stockholder is the record and beneficial owner of and has good and valid title to, the Original Shares, free and clear of any Liens, other than those created or permitted by this Agreement or created by the Stockholder's Agreement, dated as of November 12, 1996, between Songbird and Rakepoll Finance N.V. or as would not reasonably be expected to impair any Stockholder's ability to perform its obligations under this Agreement. As of the date of this Agreement, the Stockholder does not own of record any shares of capital stock of the Company other than the Original Shares, nor does such Stockholder beneficially own any shares of capital stock of the Company other than the Subject Shares, and, except as listed on Exhibit A such Stockholder does not own (of record or beneficially) any options, warrants, rights or other similar instruments to acquire any capital stock or other voting securities of the Company ("Share Acquisition Rights"). Such Stockholder has the sole right to vote the Original Shares and Transfer (as defined in Section 3(c)) the Subject Shares, and none of the Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting or the Transfer of the Subject Shares, except as set forth in Sections 3 and 4 of this Agreement or as otherwise permitted by this Agreement.

     SECTION 2. Representations and Warranties of Parent. Parent hereby represents and warrants to each Stockholder as follows: Parent is a corporation duly organized, validly existing and in good standing under the Laws of its jurisdiction of incorporation. Parent has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement and the Merger Agreement (collectively, the "Transactions"). The execution and delivery of this Agreement by Parent and the consummation of the Transactions have been duly authorized by all necessary corporate action on the part of Parent and no other corporate proceedings on the part of Parent are necessary to authorize this Agreement or to consummate the Transactions. This Agreement has been duly executed and delivered by Parent and constitutes a valid and binding obligation of Parent, enforceable against Parent in accordance with its terms. The execution and delivery of this Agreement and the consummation of the Transactions do not and will not conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of Parent under, or give rise to any increased, additional, accelerated or guaranteed rights or entitlements under, any provision of (i) the memorandum or articles of association or similar organizational documents of Parent, (ii) any Contract applicable to Parent or its properties or assets or subject to the governmental filings and other matters referred to in the following sentence, any (A) Laws or Judgments in each case, applicable to Parent or its properties or assets, other than, in the case of clauses (ii) and (iii), any such conflicts, violations, breaches, defaults, rights, losses, Liens or entitlements that, individually or in the aggregate, would not have a Robin Material Adverse Effect or impair the ability of Parent to consummate the Transactions or prevent or materially impede or delay the consummation of the Transactions. No consent of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to Parent in connection with the execution and delivery of this Agreement by Parent or the consummation by Parent of the Transactions, except for (1) filings under the HSR Act and the Foreign Antitrust Filings, (2) filings with the SEC of such documents under the Securities Act and the Exchange Act as may be required in connection with this Agreement, the Merger Agreement and the Merger, (3) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and appropriate documents with the relevant authorities of the other jurisdictions in which the Company is qualified to do business, (4) filings with the ISA, the TASE and NASDAQ and (5) such other items and consents, the failure of which to be obtained or made, individually or in the aggregate, would not have a Robin Material Adverse Effect or impair the ability of Parent to consummate the Transactions or prevent or materially impede or delay the consummation of the Transactions.

     SECTION 3. Covenants of the Stockholders. Each Stockholder severally covenants and agrees as follows:

     (a) At any meeting of the stockholders of the Company called to vote upon the Merger Agreement, the Merger or any other Transactions, or at any adjournment or postponement thereof, or in any other circumstances upon which a vote, consent, adoption or other approval (including by written consent solicitation) with respect to the Merger Agreement, the Merger or any other Transactions is sought, such Stockholder shall vote (or cause to be voted) all of the Original Shares of such Stockholder and any other Subject Shares then owned of record and beneficially by such Stockholder in favor of the adoption of the Merger Agreement and the approval of the terms thereof and of the Merger and each of the other Transactions.

     (b) At any meeting of the stockholders of the Company or at any adjournment or postponement thereof or in any other circumstances upon which a vote, consent, adoption or other approval is sought, the Stockholder shall vote (or cause to be voted) all of the Original Shares of such Stockholder and any other Subject Shares then owned of record and beneficially by such Stockholder against, and shall not consent in writing to (and shall cause not to be consented in writing to), any of the following (or any agreement to enter into, effect, facilitate or support any of the following): (i) any Acquisition Proposal or transaction or occurrence that if proposed and offered to the Company or its stockholders (or any of them) would constitute an Acquisition Proposal (collectively, "Alternative Transactions") or (ii) any amendment of the Company's certificate of incorporation, the Company's by-laws or the Songbird Stockholder Rights Plan or other proposal, action or transaction involving the Company or any of its stockholders, which amendment or other proposal, action or transaction would reasonably be expected to prevent or materially impede or delay the consummation of the Merger or the other Transactions or change in any manner the voting rights of the Songbird Common Stock (collectively, "Frustrating Transactions").

     (c) Other than pursuant to this Agreement, such Stockholder shall not (i) sell, transfer, pledge, assign or otherwise dispose of (including by gift) (collectively, "Transfer") or enter into any Contract, option or other arrangement (including any profit sharing arrangement) with respect to the Transfer of, or the creation or offer of any derivative security in respect of, any Subject Shares or Share Acquisition Rights, to or with any person other than pursuant to the Merger or (ii) enter into any voting arrangement, whether by proxy, voting agreement or otherwise, with respect to any Subject Shares or Share Acquisition Rights, and shall not commit or agree to take any of the foregoing actions; provided that, the foregoing requirements shall not prohibit any Transfer under any Stockholder's will or pursuant to the laws of descent and distribution or any such Transfer to an immediate family member or a family trust for the benefit of immediate family member(s), so long as, in each case, as a precondition to such Transfer the transferee: (x) executes a counterpart of this Agreement; and (y) agrees in writing to hold such Subject Shares or Share Acquisition Rights (or interest in such Subject Shares or Share Acquisition Rights) subject to all of the terms and provisions of this Agreement; and provided, further, that a Stockholder may, with the consent of Parent (which consent shall not be unreasonably withheld), pledge or encumber any Subject Shares or Share Acquisition Rights so long as such pledge or encumbrance would not impair such Stockholder's ability to perform its obligations under this Agreement. Such Stockholder shall not, nor shall such Stockholder permit any entity under such Stockholder's control to, deposit any Subject Shares in a voting trust.

     (d) To the extent reasonably requested by Parent, such Stockholder shall use all commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with Parent in doing, all things necessary to consummate, in the most expeditious manner practicable, the Transactions. Such Stockholder shall not commit or agree to take any action inconsistent with the Transactions.

     (e) Such Stockholder shall not, nor shall such Stockholder permit any of its subsidiaries to, and such Stockholder shall use all commercially reasonable efforts to cause its and its subsidiaries' Representatives, directors, officers and employees not to, directly or indirectly, (i) solicit, initiate or knowingly encourage or facilitate (including by way of furnishing nonpublic information) any inquiries or the making of any proposal that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal or Frustrating Transaction, (ii) enter into any agreement with respect to any Acquisition Proposal or Frustrating Transaction or (iii) enter into, continue or otherwise participate in any discussions or negotiations regarding any Acquisition Proposal or Frustrating Transaction.

     (f) Such Stockholder shall not, nor shall such Stockholder permit any of its subsidiaries to, and such Stockholder shall use all commercially reasonable efforts to cause its and its subsidiaries' Representatives, directors, officers and employees not to, directly or indirectly, issue any press release or make any other public statement with respect to the Merger Agreement, this Agreement, the Merger or any other Transactions without the prior written consent of Parent, except as may be required by applicable Law.

     (g) Such Stockholder hereby waives any appraisal rights with respect to any and all shares of Songbird Common Stock owned (of record or beneficially) by such Stockholder in connection with the Merger that such Stockholder may have.

     (h) Nothing in this Agreement shall be interpreted as obligating any Stockholder to exercise any Share Acquisition Rights.

     SECTION 4. Grant of Irrevocable Proxy; Appointment of Proxy. (a) Each Stockholder hereby severally irrevocably grants to, and appoints, William A. Fletcher, George Barrett or Richard Egosi, in their respective capacities as designees of Parent, and each of them individually, or any of them, such Stockholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Stockholder, to vote all of such Stockholder's Subject Shares (owned of record) in accordance with Section 3 of this Agreement.

     (b) Each Stockholder represents that any proxies heretofore given in respect of such Stockholder's Subject Shares are not irrevocable and that all such proxies are hereby revoked.

     (c) Each Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon such Stockholder's execution and delivery of this Agreement. Such Stockholder hereby affirms that the irrevocable proxy set forth in this Section 4 is given in connection with the execution of the Merger Agreement and that such irrevocable proxy is given to secure the performance of the duties of such Stockholder under this Agreement. Such Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. Such Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. The irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212(e) of the DGCL.

     SECTION 5. Further Assurances. Each Stockholder shall from time to time execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as requested by Parent that are necessary to carry out the purpose and intent of this Agreement.

     SECTION 6. Certain Events. Each Stockholder severally agrees that this Agreement and the obligations hereunder shall attach to the Subject Shares and shall be binding upon any person or entity to which legal or beneficial ownership of any Subject Shares shall pass, whether by operation of law or otherwise, including such Stockholder's administrators or successors, and such Stockholder further agrees to take all actions necessary to effectuate the foregoing. Each Stockholder severally agrees that each certificate representing the Subject Shares shall be inscribed with a legend to such effect. In the event of any stock split, stock dividend, reclassification, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the capital stock of the Company, the number of Original Shares shall be adjusted appropriately. In addition, in the event of any other acquisition (of record or beneficially) of additional shares of Songbird Common Stock, other capital stock of the Company or other voting securities of the Company by such Stockholder (including through the exercise of any warrants, stock options or similar instruments), the number of Subject Shares listed on Schedule A hereto beside the name of such Stockholder shall be adjusted appropriately. This Agreement and the representations, warranties, covenants, agreements and obligations hereunder shall attach to any additional shares of Songbird Common Stock, other capital stock of the Company or other voting securities of the Company issued to or acquired (of record or beneficially) by any Stockholder directly or indirectly (including through the exercise of any warrants, stock options or similar instruments).

     SECTION 7. Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of Law or otherwise, by any of the parties hereto without the prior written consent of the other parties hereto, except that Parent may assign, in its sole discretion, any of or all its rights, interests and obligations under this Agreement to any direct or indirect wholly owned subsidiary of Parent, but no such assignment shall relieve Parent of any of its obligations under this Agreement. Any purported assignment in violation of this
Section 7 shall be void. Subject to the preceding sentences of this Section 7, this Agreement shall be binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective successors and assigns.

     SECTION 8. Termination. Except as set forth below, this Agreement shall terminate upon the earliest of (i) the Effective Time, (ii) the date of termination of the Merger Agreement and (iii) the date of any material modification, waiver or amendment of the Merger Agreement that affects adversely the consideration payable to stockholders of Songbird pursuant to the Merger Agreement. In the event of the termination of this Agreement pursuant to this
Section 8, except as set forth herein, this Agreement shall forthwith become null and void, there shall be no liability on the part of any of the parties, and all rights and obligations of each party hereto shall cease except that this Section 8 and Sections 9 and 11 shall survive such termination and; provided, that no such termination of this Agreement shall relieve any party hereto from any liability for any breach of any provision of this Agreement prior to termination.

     SECTION 9. General Provisions. (a) Amendments. This Agreement may not be amended except by an instrument in writing signed by all of the parties hereto.

     (b) Notices. All notices, requests, clauses, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally, telecopied (with confirmation) or sent by overnight or same-day courier (providing proof of delivery):

     if to Parent, in accordance with Section 10.6 of the Merger Agreement; and

     if to any Stockholder, at the addresses set forth on Schedule A hereto (or at such other address as shall be specified by like notice).

     (c) Interpretation. When a reference is made in this Agreement to a Section or a Schedule, such reference shall be to a Section of, or a Schedule to, this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term "or" is not exclusive. The word "extent" in the phrase "to the extent" shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply "if". The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms. References to a person are also to its permitted successors and assigns.

     (d) Counterparts; Effectiveness. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other party. The effectiveness of this Agreement shall be conditioned upon the execution and delivery of the Merger Agreement by each of the parties thereto.

     (e) Entire Agreement; No Third-Party Beneficiaries. This Agreement (including the documents and instruments referred to herein) (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter of this Agreement and (ii) is not intended to confer upon any person other than the parties hereto (and the persons specified as proxies in Section 4) any rights or remedies.

     (f) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAWS.

     (g) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law in an acceptable manner and to the end that the transactions contemplated hereby are fulfilled to the extent possible.

     (h) Agreement Made Only in Capacity as Stockholder. No person executing this Agreement who is or becomes during the term hereof a director, officer or employee of the Company makes any agreement or understanding herein in his or her capacity as such a director, officer or employee of the Company. Each Stockholder signs solely in his, her or its capacity as the record holder and beneficial owner of, or the trustee of a trust whose beneficiaries are the beneficial owners of, the Subject Shares and nothing herein shall require any action to be taken, or limit or affect any actions taken, by a Stockholder in his or her capacity as an officer, director or employee of the Company.

     SECTION 10. Enforcement; Jurisdiction. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of Delaware or in any Delaware state court, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any court of the United States located in the State of Delaware or of any Delaware state court in the event of any action, suit or proceeding to enforce this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it will not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than a court of the United States located in the State of Delaware or a Delaware state court and (d) waives any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement or any transaction contemplated by this Agreement.

     SECTION 11. Agent for Service of Process. Parent and each Stockholder hereby appoints The Corporation Trust Company, with offices on the date hereof at Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, as its authorized agent (the "Authorized Agent"), upon whom process may be served in any suit, action or proceeding to enforce this Agreement that may be instituted in any court described in Section 10. Parent and each Stockholder agree to take any and all action, including the filing of any and all documents, that may be necessary to establish and continue such appointment in full force and effect as aforesaid. Parent and each Stockholder agree that service of process upon the Authorized Agent shall be, in every respect, effective service of process upon Parent or such Stockholder, as the case may be.

     IN WITNESS WHEREOF, Parent and the Stockholders have duly executed this Agreement, all as of the date first written above.

                                        TEVA PHARMACEUTICAL INDUSTRIES LIMITED

                                        by /s/ Israel Makov
                                            ------------------------------
                                            Name: Israel Makov
                                            Title: President and Chief
                                                   Executive Officer


                                        by /s/ Eli Shohet
                                           -------------------------------
                                            Name: Eli Shohet
                                            Title: Vice President - Business
                                                   Development


                                        STOCKHOLDERS:

                                        RAKEPOLL FINANCE N.V.

                                        by /s/ Carlo Salvi
                                           -------------------------------
                                           Name: Carlo Salvi
                                           Title:


                                        ALCO CHEMICALS, INC.

                                        by /s/ Carlo Salvi
                                           -------------------------------
                                           Name: Carlo Salvi
                                           Title:


                                        NORA REAL ESTATE S.A.

                                        by /s/ Carlo Salvi
                                           -------------------------------
                                           Name: Carlo Salvi
                                           Title:


                                        /s/ Carlo Salvi
                                        ------------------------------
                                        Carlo Salvi

                                                                      Schedule A
                                                                      ----------

                                                    Number of
                                                    Shares of
                                                    Songbird
                                                    Common Stock
Name and                                            Owned              Number of Shares under        Number of
Address of                                          of Record and      Options for Songbird          Shares under Warrants for
Stockholder                                         Beneficially       Common Stock                  Songbird Common Stock
-----------------------------------------------     -------------      ----------------------        -------------------------
Mr. Carlo Salvi                                      2,990,472         150,000 (granted 4/24/98)     170,236 (Dec. '97)
                                                                        50,000 (granted 2/26/01      250,000 (June '99)

c/o SICOR-Societa Italiana Corticosterodi S.p.A
Via Terrazzano 77
20017 Rho, Milan
Italy
Attention: Carlo Salvi
Telephone: 011-39-2-930-3981

Notices copied to:
Simpson Thacher & Bartlett LLP
New York, NY  10017
Attention:  Alan M. Klein, Esq.
Telephone:  (212) 455-2000
Facsimile:  (212) 455-2502

Rakepoll Finance N.V.                               18,150,000               0                             0

c/o SICOR-Societa Italiana Corticosterodi S.p.A
Via Terrazzano 77
20017 Rho, Milan
Italy
Attention: Carlo Salvi
Telephone: 011-39-2-930-3981

Notices copied to:
Simpson Thacher & Bartlett LLP
New York, NY  10017
Attention:  Alan M. Klein, Esq.
Telephone:  (212) 455-2000
Facsimile:  (212) 455-2502



Nora Real Estate S.A.                                  575,000               0                             0

c/o SICOR-Societa Italiana Corticosterodi S.p.A
Via Terrazzano 77
20017 Rho, Milan
Italy
Attention: Carlo Salvi
Telephone: 011-39-2-930-3981

Notices copied to:
Simpson Thacher & Bartlett LLP
New York, NY  10017
Attention:  Alan M. Klein, Esq.
Telephone:  (212) 455-2000
Facsimile:  (212) 455-2502
Alco Chemicals, Inc.                                    50,000               0                             0

c/o SICOR-Societa Italiana Corticosterodi S.p.A
Via Terrazzano 77
20017 Rho, Milan
Italy
Attention: Carlo Salvi
Telephone: 011-39-2-930-3981

Notices copied to:
Simpson Thacher & Bartlett LLP
New York, NY  10017
Attention:  Alan M. Klein, Esq.
Telephone:  (212) 455-2000
Facsimile:  (212) 455-2502